UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 16, 2026
Date of Report (date of earliest event reported)

Omada Health, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42679	45-2355015
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

611 Gateway Blvd, Suite 120 South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)
(888) 987-8337
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	OMDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 16, 2026, Omada Health, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the two proposals outlined in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2026. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on April 20, 2026, the record date for the Annual Meeting (the “Record Date”).

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1. To elect each of Sean Duffy and Trevor Fetter as Class I Directors to serve until the Company’s 2029 annual meeting of stockholders and until each such director’s successor is elected and qualified; and

2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The final voting results for each of these proposals are as follows:

Proposal One - Election of Class I Directors

NOMINEE	FOR	WITHHELD	BROKER NON-VOTERS
Sean Duffy	18,540,089	9,134,162	13,920,625
Trevor Fetter	18,538,042	9,136,209	13,920,625

Based on the votes set forth above, Sean Duffy and Trevor Fetter were elected to serve as Class I Directors until the Company’s 2029 annual meeting of stockholders and until each such director’s respective successor is elected and qualified.

Proposal Two – Ratification of the Appointment of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN
41,550,689	16,905	27,282

Based on the votes set forth above, the stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. There were no broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMADA HEALTH, INC.

Date: June 16, 2026	By:	/s/ Sean Duffy
Sean Duffy Chief Executive Officer